SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------


                         Date of Report: April 30, 2004


                          United Companies Corporation
                -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Nevada                       000-28321                88-0374969
          ------                       ---------                ----------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
      incorporation)                                        Identification No.)


      940 N.W. 1st Street, Fort Lauderdale, Florida               33311
      ---------------------------------------------               -----
         (Address of principal executive offices)              (Zip code)



     Registrant's telephone number, including area code:    (954) 462-5570

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

      (a) Previous Independent Accountants

      (1) (i) Effective April 30, 2004, United Companies Corporation (the "Registrant") dismissed HJ & Associates, LLC ("HJ & Associates") as its independent certified public accountants.

            (ii) HJ & Associates' report on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles; however, the report was modified to include an explanatory paragraph wherein HJ & Associates expressed substantial doubt about the Registrant's ability to continue as a going concern.

            (iii) The change of independent accountants was approved by the Registrant's Board of Directors on April 30, 2004.

            (iv) During the Registrant's most recent two fiscal years, as well as the subsequent interim period through April 30, 2004, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

            (v) During the Registrant's most recent two fiscal years, as well as the subsequent interim period through April 30, 2004, HJ & Associates did not advise the Registrant of any of the matters identified in paragraph (a)(1)(v) of
Item 304 of Regulation S-K.

            (vi) The Registrant requested HJ & Associates to furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.

      (b) New Independent Accountants

      On April 30, 2004, the Registrant engaged LL Bradford & Company, LLC ("LL Bradford") as its principal accountant to audit the Registrant's financial statements. The Registrant did not consult LL Bradford on any matters described in paragraph (a)(2)(i) or (ii) of Item 304 of Regulation S-K during the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging LL Bradford.


ITEM 7.  EXHIBITS

Exhibit 99.1            Letter dated April 30, 2004, from HJ & Associates, LLC

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 30, 2004                       UNITED COMPANIES CORPORATION

                                              By:   /s/Robert Carmichael
                                                    ---------------------------
                                              Name: Robert Carmichael
                                              Its:  Executive Vice President
                                                    and Chief Operating Officer